Exhibit 99.1

Media Contact	Investor Relations Contact
Mary Jo Rose	Mike Magaro
925-452-3252	925-452-3120
mrose@taleo.com	mmagaro@taleo.com

Taleo Continues Record-Setting Pace with Strong Q3 Results

Record Total Revenue of $58.7 million

31% year-over-year increase in application business signed

Added 197 SMB customers; 31% increase year-over-year

DUBLIN, CA, October 28, 2010 — Taleo Corporation (NASDAQ: TLEO), the leading provider of on-demand talent management solutions, today announced its financial results for the quarter ended September 30, 2010.

“Smart organizations are mapping their business plans to parallel talent plans, ensuring they have the right people aligned to roles for both current and future business needs,” said Michael Gregoire, Chairman and Chief Executive Officer of Taleo. “Businesses recognize the need to know their people in order to grow their businesses and that requires better Talent Intelligence. Our third quarter results show the growing need for our unique blend of products and ecosystem.”

Taleo’s third quarter market momentum included:

•	Launch of two, easy-to-use, cloud-based analytics products, Taleo Insight™ for small and medium-sized businesses and a new version of Taleo Analytics™ for larger enterprises.

•	Crossed a market adoption milestone, surpassing more than one million performance management and compensation users under contract.

•

Acquisition of Learn.com, a leading next generation provider of social and formal learning solutions. With Learn.com, Taleo becomes the industry’s only company to offer best-in-class solutions across all four pillars of a talent-optimized organization: recruiting, performance, compensation and learning management.

•

Hosting 1,200 industry leaders in talent management at the company’s annual global user forum, Taleo World, September 13-16 in Chicago. The agenda included perspectives on talent from General Colin Powell and Proctor and Gamble’s A.G. Lafley.

Financial and customer highlights in the third quarter included:

•	Total revenue of $58.7 million, an increase of 16% year-over-year;

•	Cash flow from operations of $15.4 million; total cash at $264 million as of September 30, 2010;

•	Signed 214 new customers, including 17 new Taleo Enterprise customers and 197 new Taleo Business Edition customers;

•	Closed 4 large enterprise transactions with average annual contract values in excess of $250,000;

•

New customers included: Chipotle Mexican Grill, Cummins, Corinthian Colleges, Gate Gourmet Switzerland GmbH, Gefco, RHODIA, Epic Systems, Information Experts, KPMG LLP, MSC Industrial, Skype, Thomas & Betts Corporation and Winn-Dixie Stores; and

•	Existing customers who chose to expand their Talent Management set of solutions with Taleo included: AT&T, Hitachi Data Systems, Phoebe Putney Memorial Hospital, and Total System Services, Inc.

Taleo delivered the following financial results for the third quarter of 2010:

Revenue: Total revenue for the third quarter was $58.7 million, an increase of 16% on a year-over-year basis. Application revenue for the third quarter was $48.6 million, an increase of 8% on a year-over-year basis. Services revenue for the third quarter was $10.1 million, an increase of 72% on a year-over-year basis.

Net Income and Net income Per Share to Common Stockholders: Net Income was $1.6 million for the third quarter, compared to a net loss of $(1.1) million for the same period last year. Net income for the third quarter of 2010 includes $3.0 million in amortization expense related to acquisitions, $2.1 million in acquisition-related transaction costs, and $4.2 million in stock-based compensation expense. Net income per diluted share was $0.04 for the third quarter, based on 41.0 million weighted average shares outstanding, compared to a loss per share of ($0.04) for the same period last year, based on 30.9 million weighted average shares outstanding.

Non-GAAP Net Income and Non-GAAP Net Income Per Share to Common Stockholders: Non-GAAP net income was $11.0 million for the third quarter, compared to non-GAAP net income of $6.7 million for the same period last year. Non-GAAP net income includes amounts excluded from GAAP revenue due to the write down of the deferred revenue associated with purchase accounting for Worldwide Compensation, and excludes acquisition-related transaction costs, stock-based compensation expense, amortization of acquired intangibles, and the write-off of the Worldwide Compensation purchase option. Non-GAAP net income per fully diluted share was $0.25 for the third quarter based on 43.2 million fully diluted weighted average shares outstanding, compared to non-GAAP net income per fully diluted share of $0.20 for the same period last year based on 33.9 million fully diluted weighted average shares outstanding. The fully diluted weighted average shares outstanding used to compute non-GAAP net income per share have been calculated without giving consideration to the treasury stock method.

Conference Call Details

The company will host its Q3 2010 earnings conference call today at 4:30 pm ET / 1:30 pm PT. The call may be accessed via the Investor Relations section of the company website at www.taleo.com. Please join the conference call at least 10 minutes early to register. A replay of the conference call will be available until midnight PT on November 1, 2010 at www.taleo.com, or via dial-in at 800-642-1687 or 706-645-9291. The pass code for the replay is 17653981.

About Taleo

Taleo’s (NASDAQ: TLEO) cloud-based talent management platform unites products and an ecosystem to drive business performance through talent intelligence. Nearly 5,100 customers use Taleo for talent acquisition, performance and compensation management, including 48 of the Fortune 100. Further, Taleo’s Talent Grid cloud community harnesses the expertise of Taleo customers, more than 200 million candidates to date, and 140 partners and industry experts.

Forward-looking Statements

This release contains forward-looking statements, including statements regarding Taleo’s future financial performance, market growth, the demand for and benefits from the use of Taleo’s solutions, and general business conditions. Any forward-looking statements contained in this press release are based upon Taleo’s historical performance and its current plans, estimates and expectations and are not a representation that such plans, estimates, or expectations will be achieved. These forward-looking statements represent Taleo’s expectations as of the date of this press announcement. Subsequent events may cause these expectations to change, and Taleo disclaims any obligation to update the forward-looking statements in the future. These forward-looking statements are subject to known and unknown risks and uncertainties that may cause actual results to differ materially. Further information on potential factors that could affect actual results is included in Part II, Item 1A of Taleo’s Quarterly Report on Form 10Q, as filed with the SEC on August 6, 2010, and in other reports filed by Taleo with the SEC.

Non-GAAP Financial Measures

Taleo has provided in this release financial information that has not been prepared in accordance with GAAP. This information includes non-GAAP net income and non-GAAP net income per share. Taleo uses these non-GAAP financial measures internally in analyzing its financial results and believes they are useful to investors, as a supplement to GAAP measures, in evaluating Taleo’s ongoing operational performance. Taleo believes that the use of these non-GAAP financial measures provides an additional tool for investors to use in evaluating ongoing operating results and trends and in comparing its financial measures with other companies in Taleo’s industry, many of which present similar non-GAAP financial measures to investors. The non-GAAP measures include amounts excluded from GAAP revenue due to the write down of the deferred revenue associated with purchase accounting for the Worldwide Compensation and Vurv acquisitions and exclude costs associated with our 2009 restatement-related revenue review, acquisition related transaction costs, stock-based compensation expense, amortization of acquired intangibles, non-cash income tax audit settlement, the gain on re-measurement of a previously held interest in Worldwide Compensation, and the write-off of the Worldwide Compensation purchase option. Non-GAAP financial measures should not be considered in isolation from, or as a substitute for, financial information prepared in accordance with GAAP. Investors are encouraged to review the reconciliation of these non-GAAP measures to their most directly comparable GAAP financial measure. A reconciliation of GAAP to the non-GAAP financial measures has been provided in the tables included as part of this press release.

A historical reconciliation of GAAP to non-GAAP financial measures for past periods can be located on the investor relations section of www.taleo.com.

Taleo Corporation

Condensed Consolidated Statements of Operations

(All amounts in thousands except per share data)

(Unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2010	2009	2010	2009
Revenue:
Application	$48,631	$44,870	$144,123	$128,988
Consulting	10,106	5,866	25,936	18,924

Total revenue	58,737	50,736	170,059	147,912

Cost of revenue (Note 1):
Application	10,575	9,838	32,227	28,620
Amortization of acquired intangibles	860	761	2,734	2,281

Total cost of application revenue	11,435	10,599	34,961	30,901
Consulting	7,102	6,203	20,467	18,758

Total cost of revenue	18,537	16,802	55,428	49,659

Gross profit	40,200	33,934	114,631	98,253

Operating expenses (Note 1):
Sales and marketing	16,151	13,671	46,967	41,103
Sales - amortization of acquired intangibles	2,096	2,810	6,473	8,433
Research and development	10,247	8,666	31,174	26,138
General and administrative	10,234	8,486	30,323	25,742

Total operating expenses	38,728	33,633	114,937	101,416

Income (loss) from operations	1,472	301	(306)	(3,163)

Other income (expense):
Interest and other income	147	52	398	246
Interest expense	(13)	(42)	(77)	(130)
Worldwide Compensation, Inc. purchase option write-off	—	(1,084)	—	(1,084)
Gain on remeasurement of previously held interest in Worldwide Compensation, Inc.	—	—	885	—

Total other income (expense)	134	(1,074)	1,206	(968)

Income (loss) before provision for (benefit from) income taxes	1,606	(773)	900	(4,131)

Provision for (benefit from) income taxes	(26)	329	(140)	(831)

Income (loss) attributable to Class A common stockholders	$1,632	$(1,102)	$1,040	$(3,300)

Income (loss) per share attributable to Class A common stockholders - basic	$0.04	$(0.04)	$0.03	$(0.11)

Income (loss) per share attributable to Class A common stockholders - diluted	$0.04	$(0.04)	$0.03	$(0.11)

Weighted average Class A common shares - basic	39,815	30,883	39,474	30,540

Weighted average Class A common shares - diluted	40,963	30,883	40,655	30,540

NOTES

1. Includes stock-based compensation expense
Application cost of revenue	$285	$189	$703	$480
Consulting cost of revenue	488	346	1,266	875

Cost of revenue subtotal	773	535	1,969	1,355

Sales and marketing operating expense	1,123	846	3,006	2,178
Research and development operating expense	883	441	1,859	1,114
General and administrative operating expense	1,381	1,241	4,173	3,518

Operating expense subtotal	3,387	2,528	9,038	6,810

Total stock-based compensation expense	$4,160	$3,063	$11,007	$8,165

Taleo Corporation

Condensed Consolidated Statements of Operations (continued)

(All amounts in thousands except per share data)

(Unaudited)

Reconciliation of GAAP net income (loss) to non-GAAP net income:

	Three Months Ended September 30,		Nine Months Ended September 30,
	2010	2009	2010	2009
GAAP net income (loss) reported above	$1,632	$(1,102)	$1,040	$(3,300)
Add back:

Revenue
Non-GAAP application revenue	200	53	548	825
Non-GAAP service revenue	—	—	—	13

Total Non-GAAP revenue	200	53	548	838

Expenses
Revenue review	—	—	—	1,631
Acquisition related transaction costs	2,051	—	3,073	—
Stock-based compensation expense	4,160	3,063	11,007	8,165
Amortization of acquired intangibles	2,956	3,571	9,207	10,714

	9,167	6,634	23,287	20,510

Other income (expense)
Gain on remeasurement of previously held interest in Worldwide Compensation, Inc.	—	—	(885)	—
Worldwide Compensation, Inc. purchase option write-off	—	1,084	—	1,084

Provision for (benefit from) income taxes
Non-cash income tax audit settlement	—	—	—	(1,335)

Non-GAAP net income	$10,999	$6,669	$23,990	$17,797

Non-GAAP net income per share
Basic	$0.28	$0.22	$0.61	$0.58

Diluted	$0.25	$0.20	$0.56	$0.55

Reconciliation of basic and fully diluted share count:

Basic	39,815	30,883	39,474	30,540

Add:
Weighted Average - options and unreleased restricted stock, without consideration for the treasury stock method	3,406	2,715	3,172	1,390
Weighted Average - Vurv escrow shares	—	300	—	418

Diluted	43,221	33,898	42,646	32,348

Taleo Corporation

Condensed Consolidated Balance Sheets

(All amounts in thousands)

(Unaudited)

	September 30, 2010	December 31, 2009
ASSETS
Current assets:
Cash and cash equivalents	$263,982	$244,229
Restricted cash	199	409
Accounts receivable, net	39,027	43,928
Prepaid expenses and other current assets	12,795	10,126
Investment credits receivable	5,100	5,499

Total current assets	321,103	304,191

Property and equipment, net	25,570	23,510
Restricted cash	210	210
Goodwill	102,650	91,027
Other intangibles, net	26,137	30,544
Other assets	5,893	6,895

Total assets	$481,563	$456,377

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable and accrued liabilities	$27,310	$23,592
Deferred revenue - application services and customer deposits	62,178	60,140
Deferred revenue - consulting services	16,697	17,523
Capital lease obligation, short-term	102	412

Total current liabilities	106,287	101,667

Long-term deferred revenue - application services and customer deposits	221	201
Long-term deferred revenue - consulting services	11,770	13,220
Other liabilities	3,306	3,973
Capital lease obligation, long-term	60	107

Total liabilities	121,644	119,168

Stockholders’ equity:
Capital stock	1	1
Additional paid-in capital	435,818	414,106
Accumulated deficit	(75,989)	(77,029)
Treasury stock	(2,843)	(2,471)
Accumulated other comprehensive income	2,932	2,602

Total stockholders’ equity	359,919	337,209

Total liabilities and stockholders’ equity	$481,563	$456,377

Taleo Corporation

CONSOLIDATED STATEMENTS OF CASH FLOWS

(All amounts in thousands)

(Unaudited)

	Nine Months Ended September 30,
	2010	2009
Cash flows from operating activities:
Net income (loss)	$1,040	$(3,300)
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Depreciation and amortization	19,680	20,581
Loss disposal of fixed assets	98	17
Amortization of tenant inducements	(56)	(114)
Tenant inducements from landlord	211	6
Stock-based compensation expense	11,007	8,165
Excess tax benefit from stock options	(16)	(257)
Director fees settled with stock	171	186
Gain on remeasurement of previously held interest in Worldwide Compensation, Inc.	(885)	—
Worldwide Compensation, Inc. purchase option write-off	—	1,084
Bad debt expense	(133)	704
Changes in assets and liabilities, net of effect of acquisition:
Accounts receivable	5,398	2,248
Prepaid expenses and other assets	(2,975)	(845)
Investment credit receivable	492	(112)
Accounts payable and accrued liabilities	3,811	(2,487)
Deferred revenue and customer deposits	(1,128)	4,175

Net cash provided by operating activities	36,715	30,051

Cash flows from investing activities:
Purchases of property and equipment	(12,231)	(7,720)
Change in restricted cash	210	210
Acquisition of business, net of cash acquired	(13,381)	—

Net cash used in investing activities	(25,402)	(7,510)

Cash flows from financing activities:
Principal payments on loan and capital lease obligations	(1,349)	(1,376)
Payments for expenses associated with 2009 equity offering	(681)	—
Excess tax benefit from stock options	16	257
Treasury stock acquired to settle employee withholding liability	(2,153)	(661)
Treasury stock issued to employees for ESPP	1,781	—
Proceeds from stock options exercised and ESPP shares	10,540	5,566

Net cash provided by financing activities	8,154	3,786

Effect of exchange rate changes on cash and cash equivalents	286	724

Increase in cash and cash equivalents	19,753	27,051
Cash and cash equivalents:
Beginning of period	244,229	49,462

End of period	$263,982	$76,513

Supplemental cash flow disclosures:
Cash paid for interest	$15	$54

Cash paid for income taxes	$1,899	$273

Supplemental disclosure of non-cash financing and investing activities:
Property and equipment purchases included in accounts payable and accrued liabilities	$1,959	$1,530